EXHIBIT 10.1

                 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of the 12th day of May, 1997, by and among NORCAL WASTE SYSTEMS, INC., a California corporation (the "Borrower"), its Subsidiaries (other than the Excluded Subsidiaries) (collectively, the "Guarantors"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (in its individual capacity, "BKB"), and the other financial institutions party hereto (collectively, the "Banks"), and BKB as the agent for the Banks (in such capacity, the "Agent").

WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into a Revolving Credit Agreement dated as of November 21, 1995 (as heretofore amended, the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrower on the terms set forth therein;

WHEREAS, the parties desire to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendment to Section 1 of the Credit Agreement.

(a) Section 1 of the Credit Agreement is hereby amended by inserting therein the following newly defined term in the appropriate alphabetical sequence:

Scheduled ESOP Amortization. With respect to each fiscal year, the Borrower's ESOP expense generated by contributions from time to time to the ESOP Account (referred to in the most recent financial statements of the Borrower delivered pursuant to Section 6.4 hereof), which contributions shall be in a maximum amount of $9,794,885 per fiscal year, commencing with the fiscal year ended September 30, 1996 and ending with the fiscal year ending September 30, 2008, for the purpose of enabling the ESOP to repay its loans from the Borrower.

3. Amendment to Section 8.3 of the Credit Agreement. Section 8.3 of the Credit Agreement is hereby amended by deleting said section in its entirety and replacing it with the following new section:

Section 8.3.  Consolidated Net Worth.

The Borrower and the Guarantors will not permit Consolidated Net Worth at any time to be less than the sum of (a) Consolidated Net Worth (including any net gains attributable to the refinancing of the Borrower's existing Indebtedness) reflected on the balance sheet delivered to the Agent on the Closing Date and dated as of such date minus $5,000,000, plus (b) on a cumulative basis determined quarterly at the end of each fiscal quarter commencing with the fiscal quarter ending December 31, 1995, seventy-five percent (75%) of (i) Consolidated Net Income, plus (ii) any decrease in the "Scheduled Contribution to ESOP Account" as reflected on the most recent financial statements of the Borrower delivered in accordance with Section 6.4 hereof other than any such decreases resulting from the Scheduled ESOP Amortization (to the extent that the sum of clauses (i) and (ii) yields a positive number) (or in the event that the Senior Debt Rating at the end of such fiscal quarter is BB+ or better, then only fifty percent (50%) of the sum of clauses (i) and (ii) with respect to such quarter shall be added), plus (c) one hundred percent (100%) of the amount by which Consolidated Net Worth is increased by equity issuances (or in the event that the Senior Debt Rating is BB+ or better at the time of such equity issuance, then only seventy-five percent (75%) of such amount shall be added), plus (d) one hundred percent (100%) of any decrease from the Closing Date in the "Pension Liability Adjustment Account" as reflected on the most recent financial statements of the Borrower delivered pursuant to Section 6.4 hereof, plus (e) the lesser of (i) the aggregate Scheduled ESOP Amortization, and (ii) one hundred percent (100%) of any decrease from the Closing Date in the "Scheduled Contribution to ESOP Account" as reflected on the most recent financial statements of the Borrower delivered pursuant to Section 6.4 hereof. Further, the amount of required minimum Consolidated Net Worth required hereunder shall decrease by one hundred percent (100%) of any increases from the Closing Date in the "Pension Liability Adjustment Account" as reflected on the most recent financial statements of the Borrower delivered in accordance with Section
6.4 hereof, provided that at the time of such calculation the "Pension Liability Adjustment Account" is less than (i) $12,000,000 during the period commencing on the Closing Date and ending on September 30, 1998 and (ii) $10,000,000 for any period occurring thereafter.

4. Amendment to Exhibit C of the Credit Agreement. The Credit Agreement is hereby further amended by deleting Exhibit C thereto in its entirety and replacing it with Exhibit C attached hereto.

5. Representations and Warranties. The Borrower and the Guarantors jointly and severally represent and warrant as follows:

(a) The execution and delivery of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, and the performance of the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings on the part of the respective Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and the Guarantors as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any Guarantor or any agreement or other instrument binding upon the Borrower or any Guarantor. There have been no amendments to the charter documents or bylaws of the Borrower or any Guarantor since November 21, 1995, except as otherwise disclosed to the Banks.

(b) The execution and delivery of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, and the performance of the transactions contemplated hereby and thereby will result in valid and legally binding obligations of the Borrower and the Guarantors party thereto enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) The execution and delivery by the Borrower and the Guarantors of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, and the consummation by the Borrower and the Guarantors of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

(d) The representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Third Amendment were true as of the date as of which they were made and are true at and as of the Effective Date
(as such term is defined in Section 11 hereof) with the same effect as if made at and as of that time (except to the extent of changes resulting from (i) transactions contemplated or permitted by the Credit Agreement,
(ii) changes disclosed to and approved by the Agent and the Banks, as applicable, and (iii) changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly and solely to an earlier date).

(e) The Borrower and the Guarantors have performed and complied, and have caused the Borrower's Subsidiaries to perform and comply, with all terms and conditions in the Credit Agreement and this Third Amendment, required to be performed or complied with by them prior to or at the Effective Date, and no Default or Event of Default or condition which would result in a Default or Event of Default has occurred and is continuing.

6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Guarantors hereby confirms that the guaranty contained in Section 27 of the Credit Agreement and its Guaranteed Obligations remain in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

8. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

9. Headings. Headings or captions used in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

10. Expenses. The Borrower and the Guarantors hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Third Amendment (including reasonable legal fees).

11. Effectiveness. This Third Amendment shall become effective upon the execution and delivery by the Borrower, the Guarantors, the Agent and the Majority Banks of this Third Amendment (the "Effective Date").

IN WITNESS WHEREOF, the parties have executed this Third Amendment under seal as of the date first above written.

THE BORROWER:
NORCAL WASTE SYSTEMS, INC.

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

THE GUARANTORS:

ALTA ENVIRONMENTAL SERVICES, INC.
ALTA EQUIPMENT LEASING CO., INC.
AUBURN PLACER DISPOSAL SERVICE
B & J DROP BOX
BUONATERRA, INC.
BUTTE DISPOSAL & RECYCLING, INC.
CITY GARBAGE COMPANY OF EUREKA
CONSOLIDATED ENVIRONMENTAL INDUSTRIES, INC.
DEL NORTE DISPOSAL, INC.
DEL NORTE RECOVERY, INC.
DIXON SANITARY SERVICE
ENVIROCAL, INC.
EXCEL ENVIRONMENTAL, INC.
FOOTHILL DISPOSAL CO., INC.
GOLDEN GATE DISPOSAL & RECYCLING COMPANY
INTEGRATED ENVIRONMENTAL SYSTEMS, INC.
LOS ALTOS GARBAGE COMPANY
MACOR, INC.
MASON LAND RECLAMATION COMPANY, INC.
NORCAL/SAN BERNARDINO, INC.

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

NORCAL/SAN DIEGO, INC.
NORCAL SERVICE CENTER, INC.
NORCAL WASTE SERVICES OF SACRAMENTO, INC.
NORCAL WASTE SOLUTIONS, INC.
NORCAL WASTE SYSTEMS OF SOUTHERN CALIFORNIA, INC.
OROVILLE SOLID WASTE DISPOSAL, INC.
SAN BRUNO GARBAGE CO., INC.
SANITARY FILL COMPANY
SOUTH VALLEY REFUSE DISPOSAL, INC.
SOUTHERN HUMBOLDT DISPOSAL SERVICE, INC.
SUNSET PROPERTIES, INC.
SUNSET SCAVENGER COMPANY
VACAVILLE SANITARY SERVICE
VALLEJO GARBAGE SERVICE, INC.
WEST COAST RECYCLING CO.
WESTERN PLACER RECOVERY COMPANY
YUBA SUTTER DISPOSAL, INC.
ZANKER ROAD RESOURCE MANAGEMENT CO.

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

TRI-COUNTY DEVELOPMENT CO., a general partnership

By: NORCAL WASTE SYSTEMS, INC., General Partner

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

By: ENVIROCAL, INC., General Partner

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

VACAVILLE FILL, a general partnership

By: ALTA ENVIRONMENTAL SERVICES, INC., General Partner

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

By: B & J DROP BOX, General Partner

By: /s/ MICHAEL J. SANGIACOMO
Michael J. Sangiacomo
President

THE BANKS AND AGENT:

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), individually and as Agent

By: /s/ TIMOTHY M. LAURION
Timothy M. Laurion
Vice President

THE BANK OF NOVA SCOTIA

By: /s/ ERIC M. KNIGHT
Eric M. Knight
Relationship Manager

BANQUE PARIBAS

By: /s/ NANCI MEYER
Nanci H. Meyer
Assistant Vice President

By: /s/ LYNNE A. LUEDERS
Lynne Lueders
Vice President

BHF-BANK AKTIENGESELLSCHAFT

By: /s/ DAN DOBRJANSKYJ
Dan Dobrjanskyj
Assistant Vice President

By: /s/ ANTHONY HEYMAN
Anthony Heyman
Assistant Treasurer

FUJI BANK

By:
Name:
Title:

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

By: /s/ T. MORGAN EDWARDS II
T. Morgan Edwards II
Deputy General Manager

By: /s/ BRYAN REED
Bryan Reed
Vice President

UNION BANK OF CALIFORNIA, N.A.

By: /s/ JULIE BLOOMFIELD
Julie B. Bloomfield
Vice President

WELLS FARGO BANK, N.A.

By:
Peter W. Clark
Vice President